Comerica Incorporated

RBC Capital Markets Financial Institutions Conference
March 6, 2018

Curt Farmer
President

Muneera Carr
Executive Vice President and Chief Financial Officer

Comerica Bank

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, including the Growth in Efficiency and Revenue initiative ("GEAR Up"), and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of the economic benefits of the GEAR Up initiative, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the effects of recent tax reform and potential legislative, administrative or judicial changes or interpretations related to these and other tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies and the volatility of Comerica's stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 11 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2017. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank

2

Comerica: A Brief Overview

LONG HISTORY	Founded 168 years ago
NIMBLE SIZE $72B IN ASSETS	Products & services of a large bank with the culture of a community bank
ATTRACTIVE FOOTPRINT	Strong presence in Texas, California, & Michigan
PRIMARILY A BUSINESS BANK	Complemented by Retail Bank & Wealth Management
RELATIONSHIP BANKING STRATEGY	Trusted Advisor approach
CONSERVATIVE	Strong capital position, Prudent credit underwriting

Diverse Geography

($ in billions; 4Q17 average)


California
$18.2
37%
Texas
$9.8
20%
Loans
$48.9
Michigan
$12.8
26%
Other Markets
$8.1
17%
California
$18.2
32%
Texas
$9.4
16%
Deposits
$57.6
Other[1]
$8.2
14%
Michigan
$21.8
38%

12/31/17 • [1]Consists of Other Markets ($7.7B) & Finance/ Other ($0.5B) • Totals shown above may not foot due to rounding

Comerica Bank

3

First Quarter Update

Loan yields increase with December rate rise

Average Loans: Jan & Feb Trends[1]

($ in billions)


Loan Yields
48.9
47.9
48.7
48.7
48.9
48.3
3.36
3.57
3.74
4.09
4.04
4.26
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18 thru 2/28

Average loans decreased

- Seasonality in Mortgage Banker (decrease) partly offset by National Dealer (increase)
- Corporate Banking & Energy declined

Outlook for 1Q18 average loans[2]

- Remain stable with QTD

Loans Predominantly Floating Rate

($ in billions; 4Q17 Average)


Fixed Rate
~10%
Prime-Based
~15%
Total
$48.9
30-day LIBOR
~60%
60-day+ LIBOR
~15%

1Q18 average balances & yields through 2/28/18 are preliminary & subject to change • [1]Comparisons of 1Q18 through 2/28/18 vs 4Q17 • [2]Outlook as of 3/2/18

Comerica Bank

4

First Quarter Update

Deposits rates increase modestly with continued careful management

Average Deposits: Jan & Feb Trends[1]



($ in billions)
Deposit Rates[2]
59.6
57.8
57.1
56.5
57.6
56.0
0.14
0.14
0.15
0.16
0.19
0.23
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18 thru 2/28

Average deposits decreased

- Seasonality post strong 4Q17 growth
- Driven by noninterest-bearing deposits
- Continued appropriate deposit pricing

Outlook for 1Q18 average deposits[3]

- Remain stable with QTD

Deposits Primarily Noninterest-bearing

($ in billions; 4Q17 Average)



Retail Noninterest-bearing 7%
Retail Interest-bearing 28%
Total $57.6
Commercial Noninterest-bearing 48%
Commercial Interest-bearing 17%

1Q18 average balances & rates through 2/28/18 are preliminary & subject to change • [1]Comparisons of 1Q18 through 2/28/18 vs 4Q17 • [2]Interest costs on interest-bearing deposits • [3]Outlook as of 3/2/18

Comerica Bank

5

Benefit from Rate Increases

Drives significant revenue growth

Estimated Additional Net Interest Income[1]

25 bps Fed Fund increases		
	Potential Mar '18 Deposit Beta ~20-40%	~$45-55MM
	Dec '17 Deposit Beta ~20%	~$70MM
	June '17 Deposit Beta ~10%	~$35MM
	March '17 Deposit Beta -0-	~$20MM
TOTAL FY18	Increase over 2017 net interest income[1]	~$170-180MM

TOTAL FY17	~10%+ increase over 2016 net interest income[1]	~$200MM

Outcomes may also vary due to a number of other variables including balance sheet movements, such as loan & deposit levels, as well as incremental funding needs

Prudent Management of Loan & Deposit Pricing

Lowest Interest-bearing Deposit Cost[2]

4Q17
(In basis points)



19
20
23
28
34
37
40
40
45
48
48
54
CMA
CFR
ZION
RF
MTB
HBAN
BBT
STI
KEY
FITB
BOKF
FHN

Greatest Increase in Loan Yields[3]

4Q17 vs. 4Q16
(In basis points)



68
62
47
44
44
37
33
28
26
25
11
9
CMA
BOKF
MTB
FHN
CFR
FITB
RF
HBAN
BBT
STI
ZION
KEY

12/31/17 • Outlook as of 3/2/18 • [1]Assumes increases in Fed Funds, Prime & LIBOR. For methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis. • [2]Source: S&P Global Market Intelligence • [3]Source: 4Q17 press releases or financial supplements; CFR data per S&P Global Market Intelligence

Comerica Bank

6

Continued Focus on Efficiency
Helping drive better returns

GEAR Up: Growth in Efficiency And Revenue
- **Revenue enhancements:** Proven tactics to drive further growth & deeper customer relationships
  - Training & new analytics
  - Additional capacity with sales productivity tools
- **Expense opportunities:** Rationalize & modernize IT applications
  - Optimize infrastructure platforms
  - Process automation
  - Migrate certain applications to cloud



Efficiency Ratio[2]
(FY 2017)
61.42%
58.57%
Peer Average
CMA



Return on Equity[2]
(FY 2017)
9.22%
9.34%
Peer Average
CMA



Noninterest Income
($ in millions)
1,107
979
+4%
2017
Adj. 2017[1]
Outlook 2018
Excludes:
~$120MM Accounting Change
$8MM Deferred Comp



Noninterest Expense
($ in millions)
1,860
1,695
+1%
2017
Adj. 2017[1]
Outlook 2018
Excludes:
~$120MM Accounting Change
$45MM Restructuring Costs

Change in Accounting Presentation
- Card fees reported net of related network costs
- Improves efficiency ratio & no impact on bottom line
- No change to outlook (with or without acct. change)

[1]Effective 1/1/18, adopted new revenue recognition standard: noninterest income for certain products will be presented net of costs, effectively lowering noninterest income and expense each by ~$120MM in FY17 (see 10-K). • [2]Source for Peer Average: S&P Global Market Intelligence • Outlook as of 3/2/18

Comerica Bank

7

Active Capital Management
Continue to return excess capital to shareholders

QTD share activity through 2/28/18
- QTD 1.3MM shares repurchased[1] ($122MM)
- 1Q18 CCAR "non-object" $149MM
- 1.0MM shares issued from employee stock activity
  - $17MM tax benefit from employee stock transactions
- 175MM average diluted shares reflecting buyback, employee stock activity & higher stock price

2017 CCAR Capital Plan (3Q17-2Q18)
- Equity repurchases up to $605MM[1]
  - Completed $409MM through 2/28/18
- 10/1/17 dividend increased 15% to $0.30 per share



Increasing Shareholder Payout
($ in millions)
Equity Repurchases[1]
Dividends
139
40
99
147
42
105
185
46
139
192
53
139
200
52
148
201
52
149
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18 Target[2]



Dividends Per Share Growth
0.79
0.83
0.89
1.09
1.20
2014
2015
2016
2017
1Q18 Annualized

12/31/17 • [1]Shares repurchased under equity repurchase program • [2]Estimated as of 3/2/18

Comerica Bank

8

Comerica: Well Positioned for the Future

Focused on enhancing shareholder value

Driving Internal Factors		Encouraged by External Factors	
GROWING REVENUE	Positioned in faster growing markets & industries	TAX REFORM	Benefits Comerica & our customers
INCREASING EFFICIENCY	Executing GEAR Up initiative, including technology investments, to increase capacity & productivity	ECONOMIC GROWTH	U.S. economy remains solid in early 2018
MANAGING RISK	Strong, conservative credit culture	RISING RATES	Balance sheet well positioned for rising rates
CAPITAL MANAGMENT	Increased FY17 share buyback 75%, to $531MM, & increased dividend 30% in 2017[1]	REGULATORY RELIEF	Positive developments on legislative & supervisory fronts

12/31/17 • [1]4Q17 dividend of $0.30 compared to 4Q16 dividend of $0.23

Comerica Bank

9

Appendix

Comerica Bank

Financial Summary

	4Q17	3Q17	2017	2016
Earnings per share[1]	$0.63	$1.26	$4.14	$2.68
Adjusted Earnings per share[1,2]	1.28	1.27	4.73	3.02
Net interest income	$545	$546	$2,061	$1,797
Net interest margin	*3.28%*	*3.29%*	*3.12%*	*2.71%*
Provision for credit losses	17	24	74	248
Net credit-related charge-offs to average loans	*0.13%*	*0.21%*	*0.19%*	*0.32%*
Noninterest income	285	275	1,107	1,051
Noninterest expenses	483	463	1,860	1,930
Restructuring expenses	*13*	*7*	*45*	*93*
Net income to common[3]	112	224	738	473
Adjusted net income to common[2,3]	226	226	842	532
Average loans	$48,933	$48,663	$48,558	$48,996
Average deposits	57,641	56,493	57,258	57,741
Efficiency ratio[4]	58.07%	56.24%	58.57%	67.53%
Common equity Tier 1 capital ratio	11.68%	11.51%	11.68%	11.09%
Average diluted shares (millions)	*176*	*177*	*178*	*177*

$ in millions, except per share data • [1]Diluted earnings per common share • [2]See Reconciliation of Non-GAAP Financial Measures located on last slide • [3]Net income available to common shareholders • [4]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses)

Comerica Bank

11

Reconciliation of Adjusted Net Income[1]

	4Q17		3Q17		4Q16		FY17		FY16	
($ in millions, except per share data)	*$*	*Per Share[2]*	*$*	*Per Share[2]*	*$*	*Per Share[2]*	*$*	*Per Share[2]*	*$*	*Per Share[2]*
Net income to common[1]	$112	*$0.63*	$224	*$1.26*	$163	*$0.92*	$738	*$4.14*	$473	*$2.68*
Restructuring charges[3]	8	*0.04*	4	*0.02*	13	*0.07*	29	*0.16*	59	*0.34*
Deferred tax adjustment	107	*0.61*	—	—	—	—	107	*0.60*	—	—
One-time employee bonus[3]	3	*0.02*	—	—	—	—	3	*0.02*	—	—
Tax benefits from employee stock transactions	(4)	*(0.02)*	(2)	*(0.01)*	—	—	(35)	*(0.19)*	—	—
Adjusted net income to common[1]	**$226**	***$1.28***	**$226**	***$1.27***	**$176**	***$0.99***	**$842**	***$4.73***	**$532**	***$3.02***
ROA	0.62%		1.25%		0.88%		1.04%		0.67%	
Adjusted ROA[4]	*1.26*		*1.27*		*0.95*		*1.19*		*0.75*	
ROE	5.58		11.17		8.43		9.34		6.22	
Adjusted ROE[4]	*11.24*		*11.28*		*9.11*		*10.65*		*6.99*	

[1]Net income available to common shareholders • [2]Based on diluted average common shares • [3]Net of tax • [4]See Reconciliation of Non-GAAP Financial Measures located on last slide

Comerica Bank

12

Full-Year 2017 Results

Pre-tax income increased 84%

	2017	From FY16 Chg $	From FY16 Chg %
Average loans	$48,558	$ (438)	(1)%
Average deposits	57,258	(483)	(1)
Net interest income	$2,061	$ 264	15%
Provision for credit losses	74	(174)	(70)
Net credit-related charge-offs	*92*	*(65)*	*(41)*
Noninterest income	1,107	56	5
Noninterest expenses[1]	1,860	(70)	(4)
Provision for income tax[2]	491	298	154
Net income to common[3]	738	265	56
Earnings per share[4]	$ 4.14	$1.46	54%
Adjusted earnings per share[4,5]	4.73	1.71	57
Equity repurchases[6]	$ 531	$ 228	75%
Dividend declared	1.09	0.20	22

Key YoY Performance Drivers

- Excluding cyclical declines in Energy & Mortgage Banker, average loans increased $670 million, or 1%
- Noninterest-bearing deposits growth of 4% more than offset by interest-bearing decline
- Net interest income grew 15% driven by higher interest rates as we prudently managed loan & deposit pricing
- Credit quality strong with continued improvement in Energy
- Noninterest income up 5% while expenses declined 4%, with execution of GEAR Up initiatives
- Continued active capital management. Returned $724MM to shareholders

$ in millions, except per share data • FY17 compared to FY16 • [1]Included restructuring charge of $45MM in FY17 & $93MM in FY16 • [2]Included $107MM write-off of deferred tax assets & $35MM tax benefit from employee stock transactions in 2017 • [3]Net income available to common shareholders • [4]Diluted earnings per common share • [5]See Reconciliation of Non-GAAP Financial Measures located on last slide • [6]YTD repurchases under the equity repurchase program

Comerica Bank

13

Fourth Quarter 2017 Results

Focus on relationships drives loan, deposit & fee income growth

	4Q17	Change From 3Q17	Change From 4Q16
Average loans	$ 48,933	$ 270	$ 18
Average deposits	57,641	1,148	(2,004)
Net interest income	$ 545	$ (1)	$ 90
Provision for credit losses	17	(7)	(18)
Net credit-related charge-offs	*16*	*(9)*	*(20)*
Noninterest income	285	10	18
Noninterest expenses[1]	483	20	22
Provision for income tax[2]	218	110	156
Net income to common[3]	112	(112)	(51)
Earnings per share[4]	$ 0.63	$(0.63)	$ (0.29)
Adjusted earnings per share[4,5]	1.28	0.01	0.29
Equity repurchases[6]	$ 148	$ 9	$ 49
Dividend declared	0.30	-	0.07

Key QoQ Performance Drivers

- Average loans up 1%, lead by Dealer, Corporate & TLS
- Deposits increased 2%
- Net interest income relatively stable with higher interest rates offset by decline in nonaccrual interest recoveries
- Credit metrics remain very strong
- Noninterest income up 4% with growth in card fees & nearly all categories
- Expenses reflect increases in compensation, outside processing (card volume) & restructuring charges
- Tax includes $107MM charge to adjust deferred taxes due to new tax law
- Repurchased 1.9MM shares under the equity repurchase program

$ in millions, except per share data • 4Q17 compared to 3Q17 • [1]Included restructuring charge of $13M in 4Q17, $7MM in 3Q17 & $20MM in 4Q16 • [2]Included $107MM write-off of deferred tax assets in 4Q17, $4MM & $2MM tax benefit from employee stock transactions in 4Q17 & 3Q17, respectively. • [3]Net income available to common shareholders • [4]Diluted earnings per common share • [5]See Reconciliation of Non-GAAP Financial Measures located on last slide • [6]4Q17 repurchases under the equity repurchase program

Comerica Bank

14

Peer Comparisons
2017 relative performance snapshot



Greater Revenue Growth[1]
(FY 2017 vs. FY 2016)
11.24%
9.53%
CMA
Peer Average
Top Tier Pre-tax Income Growth[1]
(FY 2017 vs. FY 2016)
84.18%
27.65%
CMA
Peer Average
Highly Productive
Efficiency Ratio[1]
(FY 2017)
58.57%
61.42%
CMA
Peer Average
Highest 1 Year Total Return[2]
(12/31/17)
29%
14%
CMA
Peer Average
Highest 3 Year Total Return[2]
(12/31/17)
95%
58%
CMA
Peer Average
Highest 5 Year Total Return[2]
(12/31/17)
212%
129%
CMA
Peer Average

12/31/17 • [1]Source for Peer Average: S&P Global Market Intelligence • [2]Source: Bloomberg

Comerica Bank

15

GEAR Up: Growth in Efficiency And Revenue
Helping drive revenue growth & expense reductions

	Year	Incremental	Total
Expense Benefits	2016	~$ 25MM+	~$ 25MM+
	2017	~$125MM	~$150MM
	2018	~$ 50MM	~$200MM
	2019	~$ 15MM	~$215MM
Revenue Benefits	2017	~$ 30MM	~$ 30MM
	2018	~$ 40MM	~$ 70MM
	2019	~$ 20MM	~$ 90MM
Restructuring Expenses	2016	$ 93MM	$ 93MM
	2017	$ 45MM	$138MM
	2018	~$47-57MM	~$185-195MM

Revenue enhancements

- Continue to drive further growth & deeper customer relationships
  - Product enhancements
  - Training & new analytics
  - Sales force productivity tools result in additional capacity

Expense opportunities

- Rationalize & modernize IT applications
  - Optimize infrastructure platforms
  - Process automation
  - Migrate certain applications to cloud
- Office & operational space consolidation

Pre-tax $ • Estimates and outlook as of 3/2/18

Comerica Bank

16

Average Loans by Business and Market

By Line of Business	4Q17	3Q17	4Q16
Middle Market			
General	$11.7	$11.9	$11.9
Energy	2.0	2.1	2.4
National Dealer Services	7.1	6.9	6.6
Entertainment	0.7	0.6	0.7
Tech. & Life Sciences	3.5	3.3	3.2
Environmental Services	1.0	1.0	0.8
Total Middle Market	$26.0	$25.8	$25.6
Corporate Banking			
US Banking	3.4	3.2	2.9
International	1.4	1.5	1.6
Mortgage Banker Finance	1.9	2.0	2.4
Commercial Real Estate	5.2	5.1	5.4
BUSINESS BANK	**$37.9**	**$37.6**	**$37.9**
Small Business	3.8	3.8	3.9
Retail Banking	2.1	2.1	2.0
RETAIL BANK	**$5.8**	**$5.9**	**$5.9**
Private Banking	5.2	5.3	5.1
WEALTH MANAGEMENT	**$5.2**	**$5.3**	**5.1**
TOTAL	**$48.9**	**$48.7**	**$48.9**

By Market	4Q17	3Q17	4Q16
Michigan	$12.8	$12.6	$12.4
California	18.2	17.9	17.8
Texas	9.8	10.0	10.4
Other Markets[1]	8.1	8.2	8.3
TOTAL	**$48.9**	**$48.7**	**$48.9**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

17

Average Loans by Business and Market

By Line of Business	2017	2016
Middle Market		
General	$11.9	$12.0
Energy	2.1	2.8
National Dealer Services	7.0	6.4
Entertainment	0.7	0.7
Tech. & Life Sciences	3.3	3.2
Environmental Services	0.9	0.9
Total Middle Market	$25.8	$26.0
Corporate Banking		
US Banking	3.2	3.0
International	1.5	1.7
Mortgage Banker Finance	1.8	2.2
Commercial Real Estate	5.2	5.2
BUSINESS BANK	**$37.4**	**$38.1**
Small Business	3.8	3.9
Retail Banking	2.1	2.0
RETAIL BANK	**$5.9**	**$5.9**
Private Banking	5.2	5.0
WEALTH MANAGEMENT	**$5.3**	**$5.0**
TOTAL	**$48.6**	**$49.0**

By Market	2017	2016
Michigan	$12.7	$12.5
California	18.0	17.7
Texas	10.0	10.6
Other Markets[1]	8.0	8.2
TOTAL	**$48.6**	**$49.0**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets.

Comerica Bank

18

Average Deposits by Business and Market

By Line of Business	4Q17	3Q17	4Q16
Middle Market			
General	$14.6	$14.5	$15.1
Energy	0.6	0.7	1.1
National Dealer Services	0.3	0.4	0.3
Entertainment	0.1	0.1	0.2
Tech. & Life Sciences	5.7	5.5	6.0
Environmental Services	0.2	0.1	0.1
Total Middle Market	$21.5	$21.3	$22.8
Corporate Banking			
US Banking	2.4	1.9	$3.0
International	2.1	2.1	2.5
Mortgage Banker Finance	0.6	0.8	0.8
Commercial Real Estate	2.1	2.0	2.1
BUSINESS BANK	**$28.7**	**$28.1**	**$31.2**
Small Business	3.3	3.1	3.4
Retail Banking	20.9	20.8	20.6
RETAIL BANK	**$24.2**	**$23.9**	**$24.0**
Private Banking	4.0	4.1	4.1
WEALTH MANAGEMENT	**$4.2**	**$4.1**	**$4.1**
Finance/ Other[2]	0.5	0.4	0.4
TOTAL	**$57.6**	**$56.5**	**$59.6**

By Market	4Q17	3Q17	4Q16
Michigan	$21.8	$21.6	$22.0
California	18.2	17.3	18.4
Texas	9.4	9.4	10.4
Other Markets[1]	7.7	7.7	8.5
Finance/ Other[2]	0.5	0.4	0.4
TOTAL	**$57.6**	**$56.5**	**$59.6**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments

Comerica Bank

19

Average Deposits by Business and Market

By Line of Business	2017	2016
Middle Market		
General	$14.5	$14.6
Energy	0.7	0.7
National Dealer Services	0.3	0.3
Entertainment	0.1	0.2
Tech. & Life Sciences	5.7	6.1
Environmental Services	0.1	0.1
Total Middle Market	$21.5	$22.0
Corporate Banking		
US Banking	2.2	2.7
International	2.2	2.3
Mortgage Banker Finance	0.7	0.7
Commercial Real Estate	2.1	1.9
BUSINESS BANK	**$28.8**	**$29.7**
Small Business	3.2	3.2
Retail Banking	20.8	20.3
RETAIL BANK	**$24.0**	**$23.5**
Private Banking	3.8	4.1
WEALTH MANAGEMENT	**$4.1**	**$4.1**
Finance/ Other[2]	0.4	0.4
TOTAL	**$57.3**	**$57.7**

By Market	2017	2016
Michigan	$21.8	$21.8
California	17.5	17.4
Texas	9.6	10.2
Other Markets[1]	7.9	8.0
Finance/ Other[2]	0.4	0.3
TOTAL	**$57.3**	**$57.7**

- Middle Market: Serving companies with revenues generally between $20-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Small Business: Serving companies with revenues generally under $20MM

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets. • [2]Finance/ Other includes items not directly associated with the geographic markets or the three major business segments.

Comerica Bank

20

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Office 9%
Single Family 8%
Multi use 3%
Land Carry 4%
Other 6%
Multifamily 46%
Retail 11%
Commercial 13%
Total $4,460

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Austin 6%
Other 4%
Other 23%
Houston 8%
Dallas 14%
Texas 32%
Total $4,460
California 45%

Period-end Loans[2]

($ in billions)



5.3
5.3
5.2
5.2
5.1
4Q16
1Q17
2Q17
3Q17
4Q17

Criticized Loans[3]

($ in millions)



% CRE Criticized
49
73
96
120
66
0.9%
1.4%
1.9%
2.3%
1.3%
4Q16
1Q17
2Q17
3Q17
4Q17

Net Charge-offs (Recoveries)

($ in millions)



(2)
-
(2)
-
-
4Q16
1Q17
2Q17
3Q17
4Q17

12/31/17 • [1]Excludes CRE line of business loans not secured by real estate • [2]Includes CRE line of business loans not secured by real estate • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

21

Energy Line of Business

Credit quality continues to improve; balances stable

Energy Line of Business Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
2,250
1,955
2,047
2,077
1,836
1,587
1,360
1,443
1,530
1,346
289
268
258
239
195
374
327
346
308
295
4Q16
1Q17
2Q17
3Q17
4Q17



Total Commitments
Utilization Rate
4,385
4,151
4,175
4,095
3,802
50%
45%
47%
48%
47%
4Q16
1Q17
2Q17
3Q17
4Q17

- Maintain granular portfolio: ~180 customers
- Loans decreased 18% since 12/31/16
- Fall redeterminations ~90% complete
  - Slight increase in borrowing bases
- 99% of nonaccrual loans current on interest

Energy Line of Business Criticized Loans[1]

($ in millions)



NALs
1,155
871
769
627
508
328
266
225
167
108
4Q16
1Q17
2Q17
3Q17
4Q17

12/31/17 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

22

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with 100+ relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 4Q17:
  - Comerica: 79% purchase
  - Industry: 63% purchase[1]
- Strong credit quality
  - No charge-offs since 2010


Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1,2]
900
800
700
600
500
400
300
200
1,483
1,507
1,996
2,094
1,737
1,815
1,605
1,109
886
1,319
1,595
1,397
1,399
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17


MBA Mortgage Originations Forecast[1]
($ in billions)
Purchase
Refinance
415
339
450
450
370
4Q17 Actual
1Q18
2Q18
3Q18
4Q18

12/31/17 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 2/23/18 • [2]$ in billions

23

National Dealer Services

65+ years of floor plan lending


Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 14%
Ford 9%
GM 8%
Fiat/Chrysler 11%
Mercedes 3%
Nissan/ Infiniti 6%
Other European 11%
Other Asian 12%
Other[1] 10%
Toyota/Lexus 16%
Total $7.4B

Geographic Dispersion

California	62%	Texas	7%
Michigan	20%	Other	11%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance


Average Loans
($ in billions)
Floor Plan
3.8
4.3
4.3
4.6
4.9
5.1
4.9
5.3
5.3
5.7
5.5
5.7
5.9
6.0
6.0
6.2
6.2
6.5
6.3
6.6
6.8
7.1
6.9
7.1
1.9
2.3
2.3
2.5
2.8
3.1
2.9
3.2
3.2
3.5
3.2
3.4
3.5
3.6
3.5
3.7
3.8
4.0
3.8
4.0
4.1
4.3
3.9
4.1
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17

12/31/17 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

24

Technology and Life Sciences
20+ years experience provides competitive advantage

- Strong relationships with top-tier investors
- Granular portfolio: ~810 customers (including ~230 customers in Equity Fund Services)
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances and maintain robust backroom operation
- 15 offices throughout US & Canada
- Recent growth driven by Equity Fund Services
  - Commercial banking services for venture capital & private equity firms
  - Bridge financing for capital calls
  - Strong credit profile

Technology & Life Sciences Avg. Loans

($ in billions)


■ Equity Fund Services
3.2
3.2
3.2
3.3
3.5
1.5
1.6
1.7
1.9
2.0
4Q16
1Q17
2Q17
3Q17
4Q17

Customer Segment Overview

(based on period-end loans)


Equity Fund Services ~55%
Leveraged Finance ~5%
Early Stage ~10%
Total $3.2B
Growth ~20%
Late Stage ~10%

12/31/17

Comerica Bank

25

Card Programs
Generating fees & valuable deposits

Card Fees

($ in millions)


79
77
80
85
91
4Q16
1Q17
2Q17
3Q17
4Q17

Government Card Deposits

(Average; $ in millions)


1,917
1,964
2,019
2,048
2,065
4Q16
1Q17
2Q17
3Q17
4Q17

Card Programs

- Robust pipeline
- Commercial Cards used for:
  - Purchasing
  - Travel and entertainment
  - Online vendor payments
  - Fleet maintenance
- Merchant Services:
  - Enable businesses to accept card payments
  - Advanced security products & reporting tools
- Prepaid card:
  - #3 prepaid card issuer in US[1]
  - 49 distinct state & local government benefit programs
  - Exclusive provider of prepaid debit cards for US Treasury DirectExpress Program

12/31/17 ● [1]Source: the Nilson Report June 2017, based on 2016 data

Comerica Bank

26

Advisory Services
Drives growth in Fiduciary Income

Advisory Services

- Comerica Securities
- Trust Services & Asset Management
- Institutional & Personal
  - Professional Trust Alliance
- $172B in assets under management & administration

Professional Trust Alliance

- Since 1995
- Agreement with broker/dealers & RIAs to provide trust services to their clients
- 17 alliance partners
- Unique fee generating business
- Dedicated team with 13 offices in the US

Wide Array of Advisory Services[1]



Alliance 25%
Personal Trust & Asset Mgmt. 28%
Comerica Securities 23%
Institutional Trust & Asset Mgmt. 24%

Fiduciary Income
($ in millions)



171
180
187
190
198
2013
2014
2015
2016
2017

12/31/17 ● [1]Based on noninterest income

27

Net Interest Income & NIM Stable
Excluding decrease in interest recoveries, NIM increased

Net Interest Income
($ in millions)



NIM
455
470
500
546
545
1,797
2,061
2.65
2.86
3.03
3.29
3.28
2.71
3.12
4Q16
1Q17
2Q17
3Q17
4Q17
2016
2017

$546MM	3Q17	3.29%
- 2MM	Loan impacts: - $13MM nonaccrual interest recoveries (-8 bps) + $ 6MM higher rates (+4 bps) + $ 3MM loan growth + $ 2MM other dynamics (+1 bp)	-0.03
- 2MM	Deposit cost: Higher rates on larger MMIAs	-
+ 1MM	Investment Securities: Higher yields	-
+ 2MM	Wholesale funding: Lower balance partly offsets higher rates	+0.02
$545MM	4Q17	3.28%

4Q17 compared to 3Q17

28

Interest Rate Sensitivity
Remain well positioned for rising rates

Standard Model Assumptions

Interest Rates	200 bps gradual, non-parallel rise
Loan Balances	Modest increase
Deposit Balances	Moderate decrease
Deposit Pricing (Beta)	Historical price movements with short-term rates
Securities Portfolio	Held flat with prepayment reinvestment
Loan Spreads	Held at current levels
MBS Prepayments	Third-party projections and historical experience
Hedging (Swaps)	No additions modeled

Estimated Net Interest Income: Annual (12 month) Sensitivities

Based on Various Assumptions

Additional Scenarios are Relative to 4Q17 Standard Model

($ in millions)



~75
~125
~175
~180
~195
~240
Up 100 bps
Addl. $3B Deposit Decline
Addl. $1B Deposit Decline
Addl. 20% Increase in Beta
Standard Model
Addl. ~3% Loan Growth

12/31/17 • For methodology see the Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis.

Comerica Bank

29

Securities Portfolio Stable
Replaced prepays at slightly higher yield

Securities Portfolio

($ in billions)



Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
12.3
12.2
12.2
12.2
12.2
12.3
12.2
9.4
9.3
9.3
9.4
9.3
9.5
9.4
2.01
2.02
2.06
2.06
2.08
4Q16
1Q17
2Q17
3Q17
4Q17
3Q17
4Q17
Average Balances
Period-end

Duration of 3.2 years[1]

- Extends to 3.8 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax loss of $123MM[2]

Net unamortized premium of $21MM[3]

GNMA ~59% of MBS portfolio

12/31/17 • [1]Estimated as of 12/31/17. Excludes auction rate securities (ARS). • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

30

Credit Quality Strong
Criticized, nonaccrual & charge-offs declined

Allowance for Credit Losses
($ in millions)



Allowance for Loan Losses as a % of Total Loans
771
754
753
753
754
1.49
1.47
1.43
1.45
1.45
4Q16
1Q17
2Q17
3Q17
4Q17

Criticized Loans[1]
($ in millions)



NALs
Criticized as a % of Total Loans
Normal Criticized loans ~8%[2]
2,856
2,636
2,492
2,434
2,231
5.8
5.5
5.0
5.0
4.5
582
521
493
444
402
4Q16
1Q17
2Q17
3Q17
4Q17

Portfolio Credit Metrics

$ in millions	Energy	Ex-Energy	Total
Total loans	$1,836	$47,337	$49,173
% of total CMA	*4%*	*96%*	*100%*
Criticized[1]	$508	$1,723	$2,231
Ratio	27.7%	3.6%	4.5%
Q/Q change	*$(119)*	*$(84)*	*$(203)*
Nonaccrual	$108	$294	$402
Ratio	5.9%	0.6%	0.8%
Q/Q change	*$(59)*	*$17*	*$(42)*
Net charge-offs[3]	1	15	16
Ratio[4]	0.21%	0.13%	0.13%
Q/Q change	*$(8)*	*$(1)*	*$(9)*
Allowance/NPLs			173%
Allowance/LTM NCOs			7.7x

12/31/17 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]"Normal" estimates are based on internal historical analysis & management judgement • [3]Net credit-related charge-offs • [4]Net credit-related charge-offs (annualized) to average loans

Comerica Bank

31

Noninterest Income Increased $10MM
Reflects GEAR Up success

Noninterest Income
($ in millions)



267
271
276
275
285
1,051
1,107
4Q16
1Q17
2Q17
3Q17
4Q17
2016
2017

Noninterest income increased 4%

+ $ 6MM Card Fees
+ $ 2MM Fiduciary income
+ $ 1MM Commercial lending fees
+ $ 1MM Foreign exchange income
+ $ 1MM Net securities losses
+ $ 1MM Investment banking & brokerage (other)
- $ 2MM Service charges on deposit accounts

GEAR Up remained on track[1]
YoY noninterest income increased $56MM

4Q17 compared to 3Q17 • [1]Estimated as of 3/2/18

Comerica Bank

32

Noninterest Expenses Well Controlled

Efficiency ratio 58%[1]



Noninterest Expenses
($ in millions)
Restructuring
461
20
457
11
457
14
463
7
483
13
1,930
93
1,860
45
4Q16
1Q17
2Q17
3Q17
4Q17
2016
2017

+ $10MM Salaries & benefits
  + One-time bonus
  + Performance-related compensation
+ $ 7MM Outside processing fees (Card-driven)
+ $ 6MM Restructuring
- $ 4MM Technology (Software & Equipment)

GEAR Up yielded YoY expense reductions:
Salaries & Benefits -5%
Occupancy -2%
Equipment -15%

4Q17 compared to 3Q17 • [1]Noninterest expenses, including restructuring charges, as a percentage of the sum of net interest income (FTE) & noninterest income excluding net securities gains (losses)

Comerica Bank

33

Reconciliation of Non-GAAP Financial Measures

(dollar amounts in millions, except per share data)	4Q17	3Q17	4Q16	FY17	FY16
Adjusted Earnings per Common Share:					
Net income available to common shareholders	$112	$224	$163	$738	$473
Restructuring charges, net of tax	8	4	13	29	59
Deferred tax adjustment	107	—	—	107	—
One-time employee bonus, net of tax	3	—	—	3	—
Tax benefits from employee stock transactions	(4)	(2)	—	(35)	—
Adjusted net income available to common shareholders	$226	$226	$176	$842	$532
Diluted average common shares (in millions)	176	177	177	178	177
Reported diluted earnings per common share	$0.63	$1.26	$0.92	$4.14	$2.68
Adjusted diluted earnings per common share	1.28	1.27	0.99	4.73	3.02
Adjusted Net Income, ROA and ROE:					
Net income	$112	$226	$164	$743	$477
Restructuring charges, net of tax	8	4	13	29	59
Deferred tax adjustment	107	—	—	107	—
One-time employee bonus, net of tax	3	—	—	3	—
Tax benefits from employee stock transactions	(4)	(2)	—	(35)	—
Adjusted net income	$226	$228	$177	$847	$536
Average assets	$71,398	$71,251	$74,126	$71,452	$71,743
Reported ROA	0.62%	1.25%	0.88%	1.04%	0.67%
Adjusted ROA	1.26	1.27	0.95	1.19	0.75
Average common shareholder's equity	$7,987	$8,008	$7,734	$7,952	$7,674
Reported ROE	5.58%	11.17%	8.43%	9.34%	6.22%
Adjusted ROE	11.24	11.28	9.11	10.65	6.99

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and performance trends. Comerica believes adjusted net income, earnings per share, ROA and ROE provide a greater understanding of ongoing operations and enhances comparability of results with prior periods. Adjusted net income, earnings per share, ROA and ROE remove the after tax effect of restructuring charges and one-time employee bonuses, the charge to adjust deferred taxes resulting from the Tax Cuts and Jobs Act and tax benefits from employee stock transactions from net income and net income available to common shareholders.

Comerica Bank

34